Exhibit 99.2

THE SECURITIES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR UNDER ANY APPLICABLE STATE SECURITIES LAW AND MAY NOT BE TRANSFERRED, SOLD OR OTHERWISE DISPOSED OF IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION STATEMENT IS NOT REQUIRED UNDER THE SECURITIES ACT AND THE RULES AND REGULATIONS PROMULGATED THEREUNDER OR UNDER APPLICABLE STATE SECURITIES LAWS.

                               WARRANT CERTIFICATE
                               -------------------

               To Purchase ____________ Shares of Common Stock of:

                      ACCESS WORLDWIDE COMMUNICATIONS, INC.

                               September 15, 2005

         THIS IS TO CERTIFY THAT, for value received, __________________ (the "Holder") is entitled to purchase from Access Worldwide Communications, Inc., a Delaware corporation (the "Company"), ___________________ (__________) shares of the Company's common stock, par value $0.01 per share (the "Common Stock"), on the terms and conditions hereinafter set forth.

I.       Grant of Warrant
         ----------------

         1.1      Grant and Vesting. The Company hereby grants to the Holder a
                  -----------------
warrant to purchase _____________ shares of Common Stock (this "Warrant"), as provided herein, at a purchase price equal to one ($0.01) cent per share of Common Stock (the "Exercise Price"). This Warrant shall vest (the "Vesting Date") as to all ________________ shares of Common Stock upon the Exercise Event. The Exercise Event is the date upon which the Company's Amended and Restated Certificate of Incorporation ("Certificate of Incorporation") is amended, pursuant to a vote of the Company's shareholders and section 242 of the Delaware General Corporation Law to increase the number of authorized shares of the Company's Common Stock as set forth in Article 4 of the Certificate from twenty million (20,000,000) shares to no less than thirty five million (35,000,000) shares. The shares of Common Stock, or other securities for which this Warrant may be exercised as a result of transactions contemplated by
Article II, are referred to as the "Warrant Shares."

         1.2      Exercise Period. This Warrant shall be exercisable commencing
                  ---------------
on the Vesting Date and continue to be exercisable until 5:00 p.m., Eastern Standard Time, on the date that is ten (10) years from the Effective Date (the "Exercise Period").

         1.3      Shares To Be Issued; Reservation of Shares. The Company
                  ------------------------------------------
covenants and agrees that (a) all of the securities issuable upon the exercise of this Warrant in accordance with the terms hereof will, upon issuance in accordance with the terms hereof and payment of the Exercise Price therefore, be duly authorized, validly issued and outstanding, fully paid and non-assessable shares of Common Stock, and (b) the Company will cause during the Exercise Period, there to be authorized and reserved a sufficient number of shares of Common Stock to provide for the exercise of this Warrant in full.

II.      Adjustments to Warrant
         ----------------------

         2.1      Stock Splits and Combinations. If the Company shall combine
                  -----------------------------
all of its outstanding shares of Common Stock into a smaller number of shares, the number of Warrant Shares purchaseable under this Warrant shall be proportionately decreased, as of the effective date of such combination, so that the Holder of this Warrant, if exercised on or after that date, shall be entitled to receive the number and kind of Warrant Shares which the Holder of this Warrant would have owned and been entitled to receive as a result of the combination had the Warrant been exercised immediately prior to that date. If the Company shall subdivide all of its outstanding shares of Common Stock, the number of Warrant Shares purchasable under the Warrant shall be proportionally increased as of the effective date of such subdivision so that the Holder of this Warrant, if exercised on or after that date, shall be entitled to receive the number and kind of Warrant Shares which the Holder of this Warrant would have owned and been entitled to receive as a result of the subdivision had the Warrant been exercised immediately prior to that date.

         2.2      Stock Dividends and Distributions. If the Company shall fix a
                  ---------------------------------
record date for the holders of its Common Stock entitled to receive a dividend or other distribution payable in additional shares of Common Stock, then the number of Warrant Shares purchasable under this Warrant shall be proportionately increased as of the time of such issuance, or in the event such record date is fixed, as of the close of business on such record date so that the Holder of this Warrant, if exercised after that date, shall be entitled to receive the number and kind of Warrant Shares and additional shares of Common Stock of the Company which the Holder of this Warrant would have owned and been entitled to receive as a result of the dividend or distribution had the Warrant been exercised immediately prior to that date.

         2.3      Other Dividends and Distributions. If the Company shall fix a
                  ---------------------------------
record date for the holders of Common Stock entitled to receive a dividend or other distribution payable in securities of the Company other than shares of Common Stock, then lawful and adequate provision shall be made so that the Holder of this Warrant shall be entitled to receive upon exercise of this Warrant, in addition to the number of Warrant Shares immediately theretofore issuable upon exercise of this Warrant, the kind and number of securities of the Company which the Holder would have owned and been entitled to receive had this Warrant been exercised immediately prior to that date.

         2.4      Reclassification, Exchange and Substitution. If the Common
                  -------------------------------------------
Stock is changed into the same or a different number of shares of any class or classes of stock, whether by recapitalization, reclassification or otherwise (other than by a subdivision or combination of shares or stock dividend or a reorganization, merger, consolidation or sale of assets provided for elsewhere in this Article II), then the Holder of this Warrant shall be entitled to receive upon exercise of this Warrant, in lieu of the Warrant Shares immediately theretofore issuable upon exercise of this Warrant, the kind and amount of stock and other securities and property receivable upon such recapitalization, reclassification or other change, by the holders of the number of shares of Common Stock for which the Warrant could have been exercised immediately prior to such recapitalization, reclassification or other change (in any event, subject to further anti-dilution protection as provided in this Article II).

         2.5      Reorganizations, Mergers, Consolidations or Sales of Assets.
                  -----------------------------------------------------------
If any of the following transactions (each, a "Special Transaction") shall become effective: (a) a capital reorganization, share exchange or exchange offer (other than a recapitalization, subdivision, combination, reclassification or exchange of shares provided for elsewhere in this Article II), (b) a consolidation or merger of the Company with and into another entity, or (c) a sale or conveyance of all or substantially all of the Company's assets, then as a condition of any Special Transaction, lawful and adequate provision shall be made so that the Holder of the Warrant shall thereafter have the right to purchase and receive upon exercise of this Warrant, in lieu of the Warrant Shares immediately theretofore issuable upon exercise of this Warrant, other securities, cash or other assets as may be issued or payable in and pursuant to the terms of such Special Transaction to the holders of shares for which this Warrant could have been exercised immediately prior to such Special Transaction.

         2.6      Liquidation. If the Company shall, at any time prior to the
                  -----------
end of the Exercise Period, dissolve, liquidate or wind up its affairs, the Holder shall have the right, but not the obligation, to exercise this Warrant. Upon such exercise, the Holder shall have the right to receive, in lieu of the shares of Common Stock that the Holder otherwise would have been entitled to receive upon such exercise, the same kind and amount of assets as would have been issued, distributed or paid to the Holder upon any such dissolution, liquidation or winding up with respect to such shares of Common Stock had the Holder been the holder of record of such shares of Common Stock receivable upon exercise of this Warrant on the date for determining those entitled to receive any such distribution. Notwithstanding the foregoing, should the Company dissolve, liquidate or wind up its affairs prior to the Vesting date of this Warrant, then this Warrant shall become null and void.

         2.7      Notice. Whenever this Warrant or the number of Warrant Shares
                  ------
is to be adjusted as provided herein, the Company shall forthwith as soon as reasonably practicable, cause to be sent to the Holder a notice stating in reasonable detail the relevant facts and any resulting adjustments and the calculation thereof.

         2.8      Fractional Interests. The Company shall not be required to
                  --------------------
issue fractions of shares of Common Stock upon the exercise of this Warrant. If any fraction of a share of Common Stock would be issuable upon the exercise of this Warrant, the Company shall, upon such issuance, purchase such fraction for an amount in cash equal to the current value of such fraction, computed on the basis of the last reported closing price of the Common Stock on the securities exchange or quotation system on which the shares of Common Stock are then listed or traded, as the case may be, if any, on the last business day prior to the date of exercise upon which such a sale shall have been effected, or, if the Common Stock is not so listed or traded on an exchange or quotation system, as the Board of Directors of the Company may in good faith determine.

         2.9      Effect of Alternate Securities. If at any time, as a result of
                  ------------------------------
an adjustment made pursuant to this Article II, the Holder of this Warrant shall thereafter become entitled to receive any securities of the Company other than shares of Common Stock, then the number of such other securities receivable upon exercise of this Warrant shall be subject to adjustment from time to time on terms as nearly equivalent as practicable to the provisions with respect to shares of Common Stock contained in this Article II.

         2.10     Successive Application. The provisions of this Article II
                  ----------------------
shall apply from time to time to successive events covered by this Article II. Upon the occurrence of any event contemplated by this Article II, all references to Common Stock, to the Company and to other defined terms shall be equitably adjusted to protect the interests of the Holder.

III.     Exercise
         --------

         3.1      Exercise of Warrant.
                  -------------------

                  (a) The Holder may exercise this Warrant by (i) surrendering this Warrant Certificate with the form of exercise notice attached hereto as Exhibit "A" duly executed by the Holder, and (ii) making payment to the Company of the aggregate Exercise Price for the applicable Warrant Shares in cash or by certified check or wire transfer of immediately available funds to an account designated by the Company.

                  (b) Each person in whose name any Warrant Share certificate is issued upon exercise of this Warrant shall for all purposes be deemed to have become the holder of record of the Warrant Shares for which this Warrant was exercised as of the date of exercise. Certificates for the Warrant Shares so purchased, representing the aggregate number of shares specified in the form of exercise notice, shall be delivered to the holder hereof within a reasonable time.

         3.2      Issuance of Warrant Shares. The Warrant Shares purchased shall
                  --------------------------
be issued to the Holder exercising this Warrant as soon as practicable after that date on which all actions and payments required to be taken or made by the Holder hereunder shall have been so taken or made. Certificates for the Warrant Shares so purchased shall be delivered to the Holder as soon as reasonably practicable after this Warrant is so exercised.

IV.      Rights of the Holder
         --------------------

         Except as provided herein, the Holder shall not, solely by virtue of this Warrant and prior to the issuance of the Warrant Shares upon due exercise hereof, be entitled to any rights as a shareholder of the Company. No provision of this Warrant, in the absence of affirmative action by the holder hereof to purchase Warrant Shares, and no mere enumeration herein of the rights or privileges of the holder hereof, shall give rise to any liability of such holder for the Exercise Price or as a shareholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

V.       Loss
         ----

         Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and (in the case of loss, theft or destruction) reasonably satisfactory indemnification, and upon surrender and cancellation of this Warrant, if mutilated, the Company shall immediately execute and deliver a new Warrant of like tenor and date.

VI.      Representations of the Holder
         -----------------------------

         The Holder further understands that the Holder of this Warrant represents to the Company that it is aware of the Company's business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire this Warrant and the shares issuable upon exercise of this Warrant. The holder of this Warrant further represents that it is acquiring this Warrant and the right to acquire the shares issuable upon exercise of this Warrant for investment purposes only, for its own account only and not with a view to, or for resale in connection with, any "distribution" thereof within the meaning of the Securities Act. The holder of this Warrant acknowledges and understands that the shares issuable upon exercise of this Warrant will constitute "restricted securities" under the Securities Act and will not have been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of the holder's investment intent as expressed herein. The certificates representing the Warrant Shares shall bear a legend substantially similar to the following:

                  "The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended (the "Act") or under applicable state securities laws, and may not be offered or sold except (1) pursuant to an effective registration statement under the Act or (2) upon the delivery by the holder to the Company of an opinion of counsel reasonably satisfactory to the Company that such registration statement is not required under the Securities Act and the rules and regulations promulgated thereunder or under applicable state securities laws."

VII.     Registration Rights
         -------------------

         Within six (6) months of the Conversion Event (as defined in the Note), or as soon as practicable thereafter, the Company shall cause to be prepared and filed with the Securities and Exchange Commission (the "Commission"), and cause to become effective no later than sixty (60) days after the date of filing, or as soon as practicable thereafter, (the "Effective Date"), a registration statement on Form S-1 (or such other available registration statement form that is eligible for use) (as may be amended from time to time, the "Registration Statement") and such other documents, as may be necessary, in the opinion of counsel for the Company, so as to permit a public offering and sale by the Holder of the Warrant Shares under the Securities Act. Notwithstanding the foregoing to the contrary, the Company shall not be required to file the Registration Statement within thirty (30) days of the date the Company is required to file its annual report on Form 10-K with the Securities and Exchange Commission.

All expenses incurred in connection with the registration of the Warrant Shares, including without limitation, all blue sky registration and filing fees, legal fees, accounting fees, printing expenses, other expenses and fees of experts used in connection with such registration and any fees and expenses incidental to any post-effective amendment to the Registration Statement, shall be borne and paid by the Company, excluding Holder's legal fees relating to the Warrants and commissions related to sales of the Warrant Shares. The Company shall take all reasonable efforts to keep such registration effective for a period of not less than two (2) years after the Effective Date, and shall take all reasonable efforts to cause the Warrant Shares at all times during such period to be freely tradable under the Registration Statement, except as may be required under the Federal Securities laws, and shall take such other actions as may be necessary or advisable to enable the Holder to consummate the public sale of the Warrant Shares by the Holder under the Registration Statement.

VIII.    Miscellaneous
         -------------

         8.1      Assignment. This Warrant and the rights, obligations and
                  ----------
duties of the Company or the Holders hereunder shall not be assignable or otherwise transferable by either party; provided, however, that in the event that Company is acquired by another entity and becomes a wholly-owned subsidiary of that entity, then all references herein to Company shall also be applicable to its stockholder and such stockholder shall be bound by the terms hereof as if it were the Company.

         8.2      Modification. No term or provision contained herein may be
                  ------------
modified, amended or waived except by written agreement or consent signed by the party to be bound thereby.

         8.3      Binding Effect and Benefit. This Warrant shall inure to the
                  --------------------------
benefit of, and shall be binding upon, the parties hereto, their heirs, executors, administrators, personal representatives, successors in interest and permitted assigns.

         8.4      Further Assurances. Company and Holder agree that from time to
                  ------------------
time hereafter, upon request, each party will, at such party's sole expense, execute and deliver such other instruments and documents and take such further action as may be reasonably necessary to carry out the intent of this Warrant.

         8.5      Governing Law; Waiver of Jury Trial. This Warrant shall be
                  -----------------------------------
interpreted, and the rights and liabilities of the parties hereto determined, in accordance with the internal laws (as opposed to conflicts of law provisions) of the State of Delaware. As part of the consideration for new value this day received, the Holder hereby consents to the jurisdiction of any state or federal court located within Wilmington, Delaware. Each of the Company and the Holder hereby irrevocably and unconditionally waives trial by jury in any suit or proceeding arising out of or related to this Warrant.

         8.6      Incorporation by Reference. All exhibits and documents
                  --------------------------
referred to in this Warrant shall be deemed incorporated herein by any reference thereto as if fully set out herein.

         8.7      Headings and Captions. Subject headings and captions are
                  ---------------------
included for convenience purposes only and shall not affect the interpretation of this agreement.

         8.8      Notice. All notices, requests, demands and other
                  ------
communications permitted or required hereunder shall be in writing, and either
(i) delivered in person, (ii) sent by express mail or other overnight delivery service providing receipt of delivery, (iii) mailed by certified or registered mail, postage prepaid, return receipt requested or (iv) sent by telex, telegraph or other facsimile transmission as follows.

         If to Company addressed or     Access Worldwide Communications, Inc.
         delivered in person to:        4950 Communications Avenue, Suite 300
                                        Boca Raton, Florida  33431
                                        Attention: Mark Wright
                                        Fax: 800-569-1587

         If to Holder, to the address set forth in the Subscription Agreement dated, March 4, 2005, or to such other address as either party may designate by notice in accordance with this Section.

         Any such notice or communication, if given or made by prepaid, registered or certified mail or by recorded express delivery, shall be deemed to have been made when actually received.

         8.9      Severability. If any portion of this Warrant is held invalid,
                  ------------
illegal or unenforceable, such determination shall not impair the enforceability of the remaining terms and provisions herein, which may remain effective, and to this end this Warrant is declared to be severable.

         8.10     Waiver. No waiver of a default, breach or other violation of
                  ------
any provision of this Warrant shall operate or be construed as a waiver of any subsequent default, breach or other violation or limit or restrict any right or remedy otherwise available. No delay or omission on the part of the Holder to exercise any right or power arising by reason of a default shall impair any such right or power or prevent its exercise at any time during the continuance thereof.

         8.11     Gender and Pronouns. Throughout this Warrant, the masculine
                  -------------------
shall include the feminine and neuter and the singular shall include the plural and vice versa as the context requires.

         8.12     Entire Agreement. This Warrant constitutes the entire
                  ----------------
agreement of the parties and supersedes any and all other prior agreements, oral or written, with respect to the subject matter contained herein.

                         [SIGNATURES ON FOLLOWING PAGE]

         IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed and delivered as of the 15th day of September, 2005 (the "Effective Date").

                                        ACCESS WORLDWIDE COMMUNICATIONS, INC.

                                        By:
                                           -------------------------------------
                                           Mark Wright
                                           General Counsel

                                    EXHIBIT A
                                    ---------

                                 EXERCISE NOTICE

                 [To be executed only upon exercise of Warrant]

                  The undersigned registered owner of this Warrant irrevocably exercises this Warrant for the purchase of the number of shares of Common Stock of Access Worldwide Communications, Inc. as is set forth below, and herewith makes payment therefor, all at the price and on the terms and conditions specified in the attached Warrant Certificate and requests that certificates for the shares of Common Stock hereby purchased (and any securities or other property issuable upon such exercise) be issued in the name of and delivered to the person specified below whose address is set forth below, and, if such shares of Common Stock shall not include all of the shares of Common Stock now and hereafter issuable as provided in the attached Warrant Certificate, then Access Worldwide Communications, Inc. shall, at its own expense, promptly issue to the undersigned a new Warrant Certificate of like tenor and date for the balance of the shares of Common Stock issuable thereunder.

Date:___________________________________________________________________________

Amount of Shares Purchased:_____________________________________________________

Aggregate Purchase Price:_______________________________________________________

Printed Name of Registered Holder:______________________________________________

Signature of Registered Holder:_________________________________________________

NOTICE: The signature on this Exercise Notice must correspond with the name as written upon the face of the attached Warrant Certificate in every particular, without alteration or enlargement or any change whatsoever.

Stock Certificates to be issued and registered in the following name, and delivered to the following address:

              _____________________________________________________
                                     (Name)

              _____________________________________________________
                                (Street Address)

              _____________________________________________________
                  (City)            (State)           (Zip Code)